UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 17, 2019

NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 17, 2019, Northrop Grumman Corporation (the “Company”) entered into an Extension and Amendment Agreement (the “Amendment”) to the Credit Agreement dated as of August 17, 2018 (the “Credit Agreement”), among the Company, as borrower, Northrop Grumman Systems Corporation, as guarantor, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

The Amendment, among other things, (i) extends the final scheduled maturity of the credit facility established under the Credit Agreement from August 17, 2023 to August 17, 2024 and (ii) amends the definition of “Shareholders’ Equity” in the Credit Agreement to disregard certain effects on the consolidated shareholders’ equity resulting from the previously disclosed change in the accounting method for the recognition of actuarial gains and losses for the pension and OPB plans of the Company and its subsidiaries.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Extension and Amendment Agreement dated as of October 17, 2019, among Northrop Grumman Corporation, as borrower, Northrop Grumman Systems Corporation, as guarantor, the issuing banks party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

Date: October 21, 2019	By:	/s/ Jennifer C. McGarey
(Signature)
Jennifer C. McGarey
Corporate Vice President and Secretary

Exhibit Index

Exhibit No.	Description
10.1
Extension and Amendment Agreement dated as of October 17, 2019, among Northrop Grumman Corporation, as borrower, Northrop Grumman Systems Corporation, as guarantor, the issuing banks party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)